UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 24, 2021

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K is being filed by CytoDyn Inc. (“CytoDyn” or the “Company”) in order to disclose the final voting results for the Company’s annual meeting of stockholders (the “Annual Meeting”) held on November 24, 2021 as provided by Michael Barbera of First Coast Results, the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

ITEM 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in more detail under Item 5.07 of this Form 8-K, at the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the total number of authorized shares of common stock from 800,000,000 to 1,000,000,000. The material terms of the Amendment are summarized under the heading “Proposal No. 4 — Approval Of Amendment To Certificate Of Incorporation” in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 14, 2021 (the “Proxy Statement”).

The Amendment became effective upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on November 24, 2021. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is more fully described in the Proxy Statement:

1.

To elect six (6) directors to serve on the Board of Directors until the 2022 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify, on an advisory (non-binding) basis, the selection of Warren Averett, LLC as our independent registered public accounting firm for the fiscal year ending May 31, 2022;

3.	To approve, on an advisory (non-binding) basis, our named executive officer compensation; and

4.	To approve a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 800,000,000 to 1,000,000,000.

On November 24, 2021, the Inspector of Election issued its final report which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each stockholder of record is entitled to one vote per share of common stock. On September 1, 2021, the record date for the Annual Meeting (the “Record Date”), there were 651,746,095 votes underlying the issued and outstanding shares of common stock. Present at the Annual Meeting in person or by proxy were holders of common stock representing an aggregate of 491,052,892 votes, or 75.34% of the voting power underlying the issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum. Of the shares present at the Annual Meeting, there were 99,404,642 shares of common stock that were not voted by stockholders with respect to proposals 1 and 3. Since these proposals are non-discretionary proposals under the NYSE rules, brokers could not vote such shares with respect to these proposals.

1.	Election of Directors

Company Nominee	For	Withheld
Scott A. Kelly, M.D.	308,235,150	83,413,100
Nader Z. Pourhassan, Ph.D.	286,413,228	105,235,022
Jordan G. Naydenov	266,091,088	125,557,162
Lishomwa C. Ndhlovu, M.D., Ph.D.	317,928,888	73,719,362
Harish Seethamraju, M.D.	319,659,131	71,989,119
Tanya Durkee Urbach	316,300,797	75,347,453

The stockholders voted to elect each of the Company’s director nominees to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
413,974,584	61,104,389	15,973,919

The stockholders voted to ratify the selection of Warren Averett, LLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2022.

3.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstentions
229,935,096	141,470,338	20,242,816

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.	Approval of Amendment to the Certificate of Incorporation

For	Against	Abstentions
378,450,289	96,149,095	16,453,508

The stockholders voted to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 800,000,000 to 1,000,000,000.

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CytoDyn Inc., effective November 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTODYN INC.
Date: November 24, 2021

	By:	/s/ Antonio Migliarese
Antonio Migliarese Chief Financial Officer